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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-20117                           13-3532643
(State of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)



                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 2, 2004, Encysive Pharmaceuticals Inc. issued a press release announcing that that William R. Ringo resigned from the Company's Board of Directors following his appointment as Chief Executive Officer of Abgenix, Inc. Mr. Ringo has served as a member of the Board since October of 2001. His departure reduces the number of directors to 10.




                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Encysive Pharmaceuticals Inc.

Date: August 2, 2004              By: /s/ Stephen L. Mueller
                                      ----------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer